                                                                     EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002



I, Terry K. Glenn, President of The GNMA Fund Investment Accumulation Program, Inc. certify that:

     1. I have reviewed this report on Form N-CSR for The GNMA Fund Investment Accumulation Program, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


     Date: February 24, 2003




                                                /s/ TERRY K. GLENN
                                                ------------------
                                                Terry K. Glenn,
                                                President of
                                                The GNMA Fund Investment
                                                Accumulation Program, Inc.

                                                                     EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002



I, Donald C. Burke, Chief Financial Officer of The GNMA Fund Investment Accumulation Program, Inc. certify that:

     1. I have reviewed this report on Form N-CSR of The GNMA Fund Investment Accumulation Program, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

     Date: February 24, 2003

                                                    /s/ DONALD C. BURKE
                                                    ------------------------
                                                    Donald C. Burke,
                                                    Chief Financial Officer of
                                                    The GNMA Fund Investment
                                                    Accumulation Program, Inc.